UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 01, 2025

BROWN & BROWN, INC.

(Exact name of registrant as specified in its charter)

Florida	001-13619	59-0864469
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

300 North Beach Street
Daytona Beach, Florida		32114
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (386) 252-9601

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.10 Par Value	BRO	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

On August 5, 2025, Brown & Brown, Inc., a Florida corporation (the “Company”) filed a Current Report on Form 8-K with the Securities and Exchange Commission (the “Original 8-K”), which reported that on August 1, 2025, the Company completed its previously announced acquisition of RSC Topco, Inc., a Delaware corporation (“RSC”), pursuant to that certain Agreement and Plan of Merger (the “Merger Agreement”), dated as of June 10, 2025, by and among RSC, the Company, Encore Merger Sub, Inc., a Delaware corporation and wholly owned subsidiary of the Company (“Merger Sub”), and Kelso RSC (Investor), L.P., a Delaware limited partnership, solely in its capacity as the equityholder representative (the “Transaction”). This amendment to the Original 8-K (“Amendment No. 1”) is being filed for the purpose of satisfying the Company’s undertaking to file the financial statements required by Item 9.01 of Form 8-K. This Amendment No. 1 should be read in conjunction with the Original 8-K. Except as set forth herein, no modifications have been made to information contained in the Original 8-K, and the Company has not updated any information therein to reflect events that have occurred since the date of the Original 8-K.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

The audited consolidated financial statements and accompanying notes of RSC Topco, Inc. and Subsidiaries as of and for the fiscal years ended December 31, 2024 and 2023, are filed herewith as Exhibit 99.1 to this Amendment No. 1 and are incorporated herein by reference. The unaudited condensed consolidated financial statements and accompanying notes of RSC Topco, Inc. and Subsidiaries as of March 31, 2025 and for the three months ended March 31, 2025 and 2024, are filed herewith as Exhibit 99.2 to this Amendment No. 1 and are incorporated herein by reference.

(b) Pro Forma Financial Information.

The unaudited pro forma condensed combined financial information of the Company giving effect to the Transaction, which includes the unaudited pro forma condensed combined balance sheet as of March 31, 2025 (which gives effect to the Transaction as if it occurred or had become effective on March 31, 2025) and the unaudited pro forma condensed combined statements of income for the three months ended March 31, 2025 and the fiscal year ended December 31, 2024 (which give effect to the Transaction as if it occurred or had become effective on January 1, 2024), are filed herewith as Exhibit 99.3 to this Amendment No. 1 and are incorporated herein by reference.

(d) Exhibits

The following exhibits are filed herewith:

Exhibit No. Description

23.1	Consent of Ernst & Young LLP

99.1	Audited consolidated financial statements of RSC Topco, Inc. and Subsidiaries as of and for the years ended December 31, 2024 and 2023.

99.2	Unaudited condensed consolidated financial statements of RSC Topco, Inc. and Subsidiaries as of March 31, 2025 and for the three months ended March 31, 2025 and 2024.

99.3	Unaudited pro forma condensed combined financial information for the periods presented.

104	Cover Page Interactive Data File, formatted as Inline XBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BROWN & BROWN, INC. (Registrant)

Date:	October 8, 2025	By:	/S/ Anthony M. Robinson
Anthony M. Robinson Secretary